UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 22, 2008

NexMed, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-22245	87-0449967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

89 Twin Rivers Drive, East Windsor, New Jersey		08520
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (609) 371-8123

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 8.01 OTHER EVENTS.

On July 22, 2008, NexMed, Inc. (the “Company”) issued a press release announcing that it has received a non-approvable letter from the U.S. Food and Drug Administration (“FDA”) in response to the Company’s new drug application (the “NDA”) for the Company’s topical treatment for erectile dysfunction. The major regulatory issues raised by the letter relate to the results of the transgenic mouse carcinogenicity study that the Company completed in 2002. The Company plans to meet with the FDA and determine the necessary actions required to resubmit the NDA and resolve the deficiencies cited.

A copy of the press release is filed herewith as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1 Press release, dated July 22, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXMED, INC.

	By:	/s/ Mark Westgate
Name: Mark Westgate
Title: Vice President and
Chief Financial Officer
Date: July 23, 2008